As filed with the Securities and Exchange Commission on September 10, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NEOS ETF Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NEOS ETFs – Shareholder Vote Reminder Video Transcript

Garrett Paolella (00:01.00)

Hey, everyone. I'm Garrett Paolella, co-founder and managing partner of NEOS Investments, asking you to follow the link below to vote your shares on the Goldman Sachs and NEOS merger. We want to be able to continue being a partner of yours and create innovative investment solutions. So we're asking for you to please vote your shares, and we appreciate your partnership.